UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 30, 2005

                                   Cosi, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  000-50052                  06-1393745
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(State or Other Jurisdiction      (Commission               (IRS Employer
    of Incorporation)             File Number)            Identification No.)

           1751 Lake Cook Road, 6th Floor; Deerfield, Illinois 60015
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (847) 597-8800


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

      On November 30, 2005, Kevin Armstrong, President and Chief Executive Officer, and William Forrest, Executive Chairman, gave a presentation to Talon Asset Management's 2005 Investment Management Meeting at the Four Seasons Hotel in Chicago, Illinois. The text of the slides used during the presentation is furnished as Exhibit 99.1, attached hereto. The Company anticipates using the materials in further presentations.

Item 9.01 (c).  Exhibits.

      99.1 Slides from the management presentation at Talon Asset Management's 2005 Investment Presentation Management Meeting.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cosi, Inc.

Date: November 30, 2005

                                    By: /s/ Kevin Armstrong
                                    --------------------------------------------
                                    Name: Kevin Armstrong
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

                                                                   Paper (P) or
Exhibit No.                        Description                    Electronic (E)
-----------                        -----------                    --------------

   99.1            Slides from the management presentation              E
                   at Talon Asset Management's 2005 Investment
                   Management Meeting.